Exhibit 10.1

CONVERSION AGREEMENT

This Conversion Agreement (this “Agreement”), dated as of June 23, 2020, is by and among Genius Brands International, Inc., a Nevada corporation (the “Company”) and the undersigned holder (the “Holder”) of senior secured convertible notes (“Notes”) and common stock purchase warrants (“Warrants”) issued pursuant to that certain Securities Purchase Agreement, dated March 11, 2020, by and among the Company and the purchasers identified on the signature pages thereto (collectively, the “March 2020 Purchasers” and such Securities Purchase Agreement, the “March 2020 Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the March 2020 Purchase Agreement.

W I T N E S S E T H

WHEREAS, the Company has requested that the Holder convert all of the outstanding principal amount of such Holder’s Note pursuant thereto;

WHEREAS, a portion of such Holder’s Note was purchased pursuant to an Investor Note which must be repaid as a condition to the conversion of such portion of the Holder’s Note;

WHEREAS, in consideration for the repayment of the Investor Note and conversion of the Notes, the Company shall file a registration statement registering the resale of all of the shares of Common Stock underlying the Notes;

NOW THEREFORE, the parties hereto, each intending to be legally bound, and in consideration of the mutual covenants and acts set forth herein, agree as follows:

1.	Prepayment of Investor Notes and Conversion of Notes. Holder hereby agrees to prepay in full the Investor Note held by it as set forth on such Holder’s signature page hereto and tender a Notice of Conversion for the conversion in full of the Notes. The conversion of the Notes shall otherwise be pursuant to the terms of the Notes.

2.	Leakout Agreement. The Holder shall have entered into the leak-out agreement in the form of Annex A attached hereto (“Leak-Out Agreement”).

3.	Registration Statement. The Company agrees that it will file a registration statement (“Registration Statement”) on or before June 26, 2020 covering the resale of the shares of Common Stock issuable upon conversion of the Notes issued pursuant to the March 2020 Purchase Agreement and will use its commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as practicable; provided that such Registration Statement will only cover the resale of the shares of Common Stock issuable to the Holder and other March 2020 Purchasers that enter into a leak-out agreement in form and substance identical to Leak-Out Agreement. The Company shall not file any other registration statement until 30 days following the date that the Registration Statement (and any other registration statement required to register for resale all of the shares issued and issuable to the Holder pursuant to the Notes) is declared effective by the Commission.

4.	Company Representation. After giving effect to the transactions contemplated hereunder and other conversion agreements consummated with the other March 2020 Purchasers the number of shares of Common Stock issued and outstanding shall be 217,609,359.

4.        Counterparts; Facsimile Signatures. This Agreement may be executed or consented to in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile or electronically and, upon such delivery, the facsimile or electronically transmitted signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

GENIUS BRANDS INTERNATIONAL, INC.

___________________________
Name:
Title:

[Investor Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

[Print Name of Holder]
[Signature]

Name:
Title: Principal amount of Investor Note: Principal Amount of conversion of Note: Number of Shares to be issued upon conversion of Note:

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Exhibit A

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Form of Leak-Out Agreement

LEAK-OUT AGREEMENT

June __, 2020

This agreement (the “Leak-Out Agreement”) is being delivered to you in connection with an understanding by and between GENIUS BRANDS INTERNATIONAL, INC., a Nevada corporation (the “Company”), and the person or persons named on the signature pages hereto (collectively, the “Holder”).

Reference is hereby made to (a) the Securities Purchase Agreement, March 11, 2020, by and among the Company and the Holder (the “Purchase Agreement”) in connection with the offering (the “Offering”) of the Company, pursuant to which the Holder and certain other purchasers acquired senior secured convertible notes (“Notes”) and (b) common stock purchase warrants (“Warrants”) in a private placement exempt from the registration requirements of the Securities Act. Capitalized terms not defined herein shall have the meaning as set forth in the Purchase Agreement, unless otherwise set forth herein.

The Holder agrees solely with the Company that beginning on the time that the Company notifies the Holder (which shall be simultaneously with the time that the Company notifies all Other Holders (as defined below)) that a resale registration statement on Form S-3 registering the resale of the shares of Common Stock underlying the Note and Warrant issued to the Holder pursuant to the Purchase Agreement has been declared effective (the “Effective Date”) and ending at 4:00 pm (New York City time) on the 30th day following the Effective Date (such period, the “Restricted Period”), neither the Holder, nor any affiliate of such Holder which (x) had or has knowledge of the transactions contemplated by the Purchase Agreement, (y) has or shares discretion relating to such Holder’s investments or trading or information concerning such Holder’s investments, including in respect of the Securities, or (z) is subject to such Holder’s review or input concerning such affiliate’s investments or trading (together, the “Holder’s Trading Affiliates”), collectively, shall sell, dispose or otherwise transfer, directly or indirectly, (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions) on any Trading Day during the Restricted Period (any such date, a “Date of Determination”), shares of Common Stock of the Company, or shares of common stock of the Company underlying any Common Stock Equivalents (as defined in the Purchase Agreement), held by the Holder on the date hereof, including the shares of Common Stock of the Company issuable upon conversion of Notes and the exercise of Warrants (collectively, the “Restricted Securities”), in an amount representing more than ___%[1] of the trading volume of the Common Stock as reported by Bloomberg, LP on each applicable Date of Determination (“Leak-Out Percentage”); provided, that the foregoing restriction shall not apply to any actual “long” (as defined in Regulation SHO of the Securities Exchange Act of 1934, as amended) sales by the Holder or any of the Holder’s Trading Affiliates at a price greater than $2.00 (in each case, as adjusted for stock splits, stock dividends, stock combinations, recapitalizations or other similar events occurring after the date hereof) provided, further, the foregoing restriction shall not apply to any actual “long” sales of shares of Common Stock purchased in open market transactions by the Holder or any of the Holder’s Trading Affiliates during the Restricted Period.

Notwithstanding anything herein to the contrary, during the Restricted Period, the Holder may, directly or indirectly, sell or transfer all, but not less than all, of any Restricted Securities to any Person (an “Assignee”) in a transaction which does not need to be reported on the consolidated tape on the Principal Market, without complying with (or otherwise limited by) the restrictions set forth in this Leak-Out Agreement; provided, that as a condition to any such sale or transfer an authorized signatory of the Company and such Assignee duly execute and deliver a leak-out agreement in the form of this Leak-Out Agreement.

The Company shall have no right to repay any portion of the Investor’s debt during the period beginning on the date hereof and ending at the end of the Restricted Period.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Leak-Out Agreement must be in writing and shall be given in accordance with the terms of the Purchase Agreement.

________________________

[1]        30% in the aggregate.

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This Leak-Out Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto, including but not limited to any prior leak-out agreements entered into between the Holder and the Company.

This Leak-Out Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Leak-Out Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Leak-Out Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Leak-Out Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this Leak-Out Agreement shall be governed by Sections 5.9 and Section 5.20 of the Purchase Agreement.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Leak-Out Agreement, the other party or parties hereto may not have an adequate remedy at law for money damages in the event that this Leak-Out Agreement has not been performed in accordance with its terms, and therefore agrees that such other party or parties shall be entitled to seek specific enforcement of the terms hereof in addition to any other remedy it may seek, at law or in equity.

The obligations of the Holder under this Leak-Out Agreement are several and not joint with the obligations of any other holder of any of the Securities issued under the Purchase Agreement (each, an “Other Holder”) or under any other agreement, and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder under any such other agreement. Nothing contained herein, in this Leak-Out Agreement or in any other agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Leak-Out Agreement or any other agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Leak-Out Agreement or any other agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Leak-Out Agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder with respect to any restrictions on the sale of Securities substantially in the form of this Leak-Out Agreement (or any amendment, modification, waiver or release thereof) (each a “Settlement Document”), is or will be more favorable to such Other Holder than those of the Holder and this Leak-Out Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document with terms that are materially different from this Leak-Out Agreement, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Leak-Out Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Leak-Out Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Settlement Document.

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The parties hereto have executed this Leak-Out Agreement as of the date first set forth above.

Sincerely,

GENIUS BRANDS INTERNATIONAL, INC.

By: _____________________
Name: Michael Jaffa
Title: General Counsel & Corporate Secretary

Agreed to and Accepted:

“HOLDER”

__________________

By: ____________________

Name:

Title:

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